Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-70745 on Form S-8 of Oneida Financial Corp. of our report dated June 23, 2009, appearing in this Annual Report on Form 11-K/A of Oneida Savings Bank 401(k) Savings Plan for the year ended December 31, 2008.

                                                /s/ Crowe Horwath LLP

                                                Crowe Horwath LLP

South Bend, Indiana
June 23, 2009